UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

EYENOVIA, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EYENOVIA, INC. JOHN GANDOLFO, CHIEF FINANCIAL OFFICER 295 MADISON AVENUE, SUITE 2400 NEW YORK, NY 10017 EYENOVIA, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET. For shares held in a Plan, vote by June 13, 2022 11:59 PM ET. You invested in EYENOVIA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Vote Virtually at the Meeting* June 16, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/EYEN2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D82468-P73004 Get informed before you vote View the Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D82469-P73004 01) Stephen Benjamin 02) Tsontcho Ianchulev 03) Julia A. Haller 04) Kenneth B. Lee, Jr. 05) Rachel Jacobson 06) Charles E. Mather IV 1. Election of Directors Nominees: 2. Approval of an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 1,500,000 shares of common stock for issuance thereunder. 3. Ratification of the appointment of Marcum LLP as the independent registered public accounting firm of Eyenovia, Inc. for the fiscal year ending December 31, 2022. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. The proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR proposal 1, FOR proposal 2 and FOR proposal 3. For For For